UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 16, 2021

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	001-05128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1716 Locust Street,	Des Moines,	Iowa	50309-3023
(Address of principal executive offices)			(ZIP Code)

Registrant’s telephone number, including area code:	(515)	284-3000
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1	MDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 7.01	Regulation FD Disclosure

On June 16, 2021, Tom Harty, Chairman and Chief Executive Officer of Meredith Corporation (Meredith or the Company), along with other executive officers of the Company, presented the slides furnished as Exhibit 99.2 to this Current Report on Form 8-K at the 11th Annual East Coast IDEAS Virtual Investor Conference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of the Company's filing under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On June 16, 2021, executive officers of Meredith presented at the 11th Annual East Coast IDEAS Virtual Investor Conference. The presentation transcript and slides for the conference are furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Presentation transcript from June 16, 2021, 11th Annual East Coast IDEAS Virtual Investor Conference
	99.2	Presentation slides for 11th Annual East Coast IDEAS Virtual Investor Conference on June 16, 2021
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits attached hereto contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believes, estimates, plans, continues, guidance or outlook, or variations of these words or similar expressions. Actual results may differ materially from those currently anticipated.

Statements in this Current Report on Form 8-K and the Exhibits attached hereto regarding the Company, Gray Television, Inc. (Gray), and the new public company to be spun-off and which will retain the name Meredith Corporation (SpinCo) that are forward-looking, including projections as to the anticipated benefits of the proposed transactions, the methods that will be used to finance the transactions, the impact of the transactions on anticipated financial results, the synergies from the proposed transactions, and the closing date for the proposed transactions, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of the Company, Gray, and SpinCo. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of the Company or Gray. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transactions; the risk that a condition to closing of the proposed transactions may not be satisfied and the transactions may not close; the risk that a regulatory approval that may be required for the proposed transactions is delayed, is not obtained or is obtained subject to conditions that are not anticipated; management’s ability to separate the national media business into an independent publicly-traded company; the diversion of management time on transaction-related issues; change in national and regional economic conditions; pricing fluctuations in advertising; changes in paper and postage prices; reliance on printing suppliers; changes in magazine circulation sales; industry consolidation; technological developments; and major world news events.

For more discussion of important risk factors that may materially affect the Company, Gray, and SpinCo, please see the risk factors contained in Gray’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020 and the Company’s Annual Report on Form 10-K for its fiscal year ended June 30, 2020, both of which are on file with the United States Securities and Exchange Commission (SEC). You should also read Gray’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which are also on file with the SEC.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of the Company, Gray, or SpinCo. None of the Company, Gray, or SpinCo assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any shareholder of the Company. In connection with the proposed merger and spin-off, the Company intends to file relevant materials with the SEC, including a proxy statement. In addition, SpinCo intends to file a registration statement on Form 10 with respect to its common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SPINCO, GRAY, THE MERGER AND THE SPIN-OFF. The proxy statement and Form 10, and other relevant materials (when they become available), and any other documents filed by the Company, SpinCo, and Gray with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by the Company may also be obtained for free from the Company’s Investor Relations web site (http://ir.meredith.com) or by directing a request to the Company’s Shareholder/Financial Analyst contact, Mike Lovell, Executive Director of Corporate Communications, at 515-284-3622.

Participants in the Solicitation

The Company and Gray and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed merger and spin-off. Information about Gray’s directors and executive officers is available in Gray’s definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated September 25, 2020, for its 2020 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and Form 10 registration statement regarding the proposed merger and spin-off that the Company, SpinCo, and Gray will file with the SEC when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Jason Frierott
Jason Frierott
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: June 16, 2021

Exhibit 99.1

TRANSCRIPT

11th Annual East Coast IDEAS Virtual Investor Conference

June 16, 2021

Slide 1:

Hello and welcome everyone. I want to thank the team at Three Part Advisors and Dave Mossberg for hosting us today.

Our participation in the IDEAS conference is new for Meredith and we appreciate the opportunity to share Meredith Corporation insights.

We’re at an exciting time in Meredith’s history, with several catalysts for growth and shareholder returns underway.

We’ve got a full schedule of 1x1 meetings today. For those, I’ll be joined by our Chief Financial Officer, Jason Frierott, and investor relations lead Mike Lovell. We look forward to engaging with you in smaller groups.

Turning to slides 2 and 3:

I want to remind you that we will be discussing forward looking information today and these forward-looking statements are subject to risks and uncertainties, including those identified in the “Risk Factors” section of our SEC filings.

We will also be filing relevant materials with the Securities and Exchange Commission, including a proxy statement as part of our Local Media Group transaction and a Form 10 with respect to the continuation of our National Media Group business.

We encourage you to read these materials because they will contain important information about the company and proposed transaction.

Turning to slide 4:

For those of you unfamiliar with Meredith, we are a diversified multiplatform media company with significant scale. From a revenue mix standpoint, approximately 2/3rds is driven by our National Media Group and 1/3rd from our Local Media Group.

We have a wide variety of iconic national brands, including People, Allrecipes and Better Homes & Gardens with a total reach of 190 million unduplicated consumers, including 90 percent of millennial women. Our diversified National Media Group revenue streams include digital, fast-

growing performance marketing, a highly profitable brand licensing business, and stable subscription spread across 36 million subscribers.

Last month we announced an agreement to sell our Local Media Group to Gray Television for $2.825 billion, representing a multiple of 10.4x. I’ll provide more detail about the transaction in a few moments.

Turning to slide 5:

If there’s are key takeaways from today’s discussion, it’s the five points you see here outlining our strategy:

•Our digital advertising, licensing, digital consumer, and Local Media Group are delivering record results, even as the COVID pandemic continues to impact certain aspects of our business. Our performance has been driven in part by strong consumer traffic growth, leading brands, and our proprietary technology platform that brings together our content, unique taxonomy, and first party data.

•Second, we continue strengthening and enhancing our digital advertising and consumer-focused capabilities. We have reached a critical milestone as digital advertising revenues have now surpassed magazine advertising so far in fiscal 2021. This important milestone reflects our evolution as a media company with the proven ability to engage audiences across a diverse set of platforms.

•Third, we have built a reputation as a cost-conscious and efficient magazine operator. We continue optimizing our mature magazine-related business for cash generation and profitability.

•Fourth, the sale of our Local Media Group unlocks meaningful shareholder value and accelerates our top financial priorities, including (1) materially reducing debt, (2) freeing up capital to invest in future high potential digital opportunities, and (3) providing capital returns to shareholders.

•As we enter Meredith’s next chapter following the Local Media Group transaction, we believe we are well positioned for competitiveness and growth. We have truly reached the “crossover point” from print to digital, and we are running the company accordingly. Our improved balance sheet allows us to invest in growth, and we’re excited at the prospect of returning capital to shareholders.

Turning to slide 6:

We’ve delivered relatively strong financial performance so far in fiscal 2021 despite meaningful disruption from the COVID pandemic, including revenue and adjusted EBITDA growth, and strong improvement in cash flow.

Key drivers to our performance have been 20% growth in digital advertising revenues, record political advertising revenues in the latest political cycle, and nearly 30 percent growth in licensing and digital consumer revenues.

This performance has driven strong growth in cash flow, which has helped reduce net debt by approximately $350 million over the first nine months of fiscal 2021.

Turning to slide 7:

We are strategically evolving the National Media Group toward fast growing digital advertising and consumer-related revenues.

Historically, the core of the NMG business has been magazine advertising, circulation, and a relatively small amount of direct digital advertising revenues.

Today, we are developing faster-growing and higher-margin activities enabled by our new technology platform, which offers a wide range of monetization capabilities from both advertising and consumer sources.

These include advertising-driven activities enabled by new video and audio content as well as the growth in direct and open programmatic. These also include digital consumer driven activities such as licensing, paid products, digital couponing, and lead generation.

Turning to slide 8:

Our digital business contributed less than 10 percent of total National Media Group revenues ten years ago.

Today, our digital business accounts for 35 percent of total National Media Group revenues.

This growth is enabled by our new digital platform, which brings together consumer profiles, real-time insights, and intent signals to (1) Predict trends that inform our editorial and product roadmap; (2) Provide personalized experiences to our consumers; and (3) Give our advertisers the ability to tailor the right messages and products to the users most likely to buy at any given time.

From a digital advertising standpoint, we’re seeing significant demand from clients and agencies who see our capabilities adding value along the continuum of media relationships. This includes strategic business partnerships with Kroger and Walmart.

Our consumer activities include stable circulation performance along with growing contribution from ecommerce, content commerce, and brand licensing relationships.

At a time of great confusion about facts and trust, Meredith’s brands are both safe and trusted. These factors offer great value for our readers and our advertising and marketing partners alike.

Turning to slide 9:

Our agreement to sell the Local Media Group empowers us to further advance our position as a multi-platform media leader with trusted brands, a digital business of scale and unparalleled reach to women. I’ll hit the transaction highlights:

•We believe the 10.4x sale multiple reflects a highly competitive process and the quality of our broadcast portfolio.

•The transaction is structured to be tax efficient, allowing for the full proceeds to go toward extinguishing Meredith debt, along with $16.99 per share to be paid to shareholders.

•We expect post-transaction Meredith to be levered at approximately 2x Adjusted EBITDA, enabling the financial flexibility for digital growth investments and capital returns to shareholders.

•The excess cash from the sale proceeds, cash on hand, and debt raised by new Meredith will be returned to shareholders as merger consideration. Meredith shareholders will also receive one-for-one equity share in new Meredith at close. The combination of the merger consideration and one-for-one equity share in new Meredith generates meaningful shareholder value.

•Finally, the transaction presents a tremendous opportunity to sharpen our focus on our iconic National Media brands and the enormous potential our digital assets and consumer capabilities offer.

Turning to slide 10:

We expect to report two segments after the transaction closes, digital and magazine. As we continue through the regulatory process, we will be providing more visibility into the historic performance of the business.

For now, the slide illustrates an approximate segment split using the trailing twelve months historical financials.

As you can see, revenues were approximately $2 billion and Adjusted EBITDA was approximately $300 million. While Meredith’s magazine business contributes a majority of National Media Group’s revenues today, its digital business today contributes the majority of National Media Group EBITDA.

We expect Meredith to be conservatively levered at approximately 2x, as I mentioned, leaving us capacity for digital investment in growth areas and the ability to return capital to shareholders.

Turning to slide 11, we outline Meredith’s post-transaction strategy:

Meredith boasts nearly 190 million American consumers across media platforms, including an average of 150 million unique visitors each month to our digital properties, giving us tremendous scale. We want investors to understand that this reach is a significant strategic differentiator. Our strategy is to deepen engagement by continuing to produce quality content, further developing and expanding emerging mediums, and leveraging insights from our unique first party data.

Data powers everything we do. It helps our content creators anticipate the stories and media people will engage with. It also helps us harness emerging technologies and trend-setting ideas to develop new experiences, content, and commerce at every touchpoint with the consumer. We use data-driven insights and predictive modeling from user behavior to drive advertising and performance marketing dollars, as well as product development.

In a world where third party cookies are discontinued, our unique combination of trusted brands, proprietary first party data, and commitment to innovation drives meaningful engagement and measurable results for our advertising and marketing partners.

As part of our strategy, we will accelerate investment in growing platforms such as mobile, audio, and video to serve audiences wherever they choose to consume our content.

Our revenue is diversified between advertising and consumer sources. Our opportunity and mission ahead are to continue growing digital advertising revenues and expanding consumer related revenues, while optimizing magazine related revenues.

I’ll close our prepared remarks on slide 12 with the key points I started with:

•Our strong consumer engagement, leading brands, and our proprietary technology platform are driving results even as the COVID pandemic continues to impact certain aspects of our business.

•We have reached a critical milestone as digital advertising revenues have now surpassed magazine advertising so far in fiscal 2021. We continue strengthening and enhancing our digital advertising and consumer-focused capabilities.

•We continue optimizing our mature magazine-related business for cash generation and profitability.

•We are unlocking meaningful shareholder value through the sale of our Local Media Group.

•Finally, we believe we are well positioned for competitiveness and growth as we enter the next chapter of Meredith following the Local Media Group transaction.

We have reached the “crossover point” from print to digital, and we are running the company accordingly. Our improved balance sheet allows us to invest in growth, and we’re excited for the future.

END TRANSCRIPT

Additional Information and Where to Find It
This communication is not a solicitation of a proxy from any shareholder of Meredith Corporation (the “Company”). In connection with the proposed merger (the “Merger”) and spin-off (the “Spin-Off”), the Company intends to file relevant materials with the SEC, including a proxy statement. In addition, the new public company to be spun off and retain the name Meredith Corporation (“SpinCo”) intends to file a registration statement on Form 10 with respect to its common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SPINCO, PARENT, MERGER AND SPIN-OFF. The proxy statement and Form 10, and other relevant materials (when they become available), and any other documents filed by the Company, SpinCo and Gray Television, Inc. (“Parent”) with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by the Company may also be obtained for free from the Company’s Investor Relations web site (http://ir.meredith.com) or by directing a request to the Company’s Shareholder/Financial Analyst contact, Mike Lovell, Executive Director Corporate Communications, at 515-284-3622.

Participants in the Solicitation
The Company and Parent and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the Merger and Spin-Off. Information about Parent’s directors and executive officers is available in Parent’s definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated September 25, 2020, for its 2020 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and Form 10 registration statement regarding the Merger and Spin-Off that the Company will file with the SEC when it becomes available.

Investor Update June 2021 Exhibit 99.2

2 Disclaimers CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting Meredith Corporation (“Meredith” or “the Company“) and its operations. Statements in this presentation that are forward-looking include, but are not limited to, statements related to the proposed merger (the “Merger”), the spin-off (the “Spin-off”) and Meredith’s future financial strength, including its leverage ratio, following the spin-off, and the timing of the transaction. Forward- looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believes, estimates, plans, continues, guidance or outlook, or variations of these words or similar expressions. Actual results may differ materially from those currently anticipated. Factors that could cause actual results to differ materially from those projected in the forward-looking statements include the following: market conditions; the impact of the COVID-19 pandemic; the parties’ ability to consummate the Merger and Spin-off; the conditions to the completion of the transactions, including the receipt of approval of Meredith’s shareholders; the regulatory approvals required for the Merger not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transactions; potential inability to retain key employees; Meredith’s ability to operate the National Media Group successfully as a standalone business; the ability to obtain financing on the expected terms; changes in interest rates; the consequences of acquisitions and/or dispositions; and Meredith’s ability to comply with the terms of its debt financing; and market conditions. Additional information concerning these and other risk factors can be found in Meredith’s and Gray Television Inc.’s (“Gray” or “Parent”) filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Such risk factors may be amplified by the COVID-19 pandemic and its potential impact on the Company’s business and the global economy. Meredith, the new public company to be spun off and retains the Meredith Corporation name (“SpinCo”), and Gray assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. RATIONALE FOR USE AND ACCESS TO NON-GAAP RESULTS Meredith uses and presents GAAP and non-GAAP results to evaluate and communicate its performance. Non-GAAP measures should not be construed as alternatives to GAAP measures. Adjusted EBITDA and net debt are common supplemental measure of performance used by investors and financial analysts. Adjusted EBITDA is defined as earnings (loss) from continuing operations before interest expense, income taxes, depreciation, amortization, and special items. These special items have been removed as they have been deemed to be non-operational in nature. Net debt is defined as carrying value of total long-term debt less cash and cash equivalents. Net debt provides additional insight to the Company's financial position. Reconciliations of GAAP to non-GAAP measures are attached to this presentation and available at www.Meredith.com.

3 Disclaimers ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is not a solicitation of a proxy from any shareholder of the Company. In connection with the Merger and Spin-Off, the Company intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement. In addition, SpinCo intends to file a registration statement on Form 10 with respect to its common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SPINCO, PARENT, THE MERGER AND THE SPIN-OFF. The proxy statement and Form 10, and other relevant materials (when they become available), and any other documents filed by the Company, SpinCo and Parent with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by the Company may also be obtained for free from the Company’s Investor Relations web site (http://ir.meredith.com) or by directing a request to the Company’s Shareholder/Financial Analyst contact, Mike Lovell, Executive Director of Corporate Communications, at 515-284-3622. PARTICIPANTS IN THE SOLICITATION The Company and Parent and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the Merger and Spin-Off. Information about Parent’s directors and executive officers is available in Parent’s definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated September 25, 2020, for its 2020 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and Form 10 registration statement regarding the Merger and Spin-Off that the Company and SpinCo will file with the SEC when it becomes available.

67% 33% Meredith overview National Media Local Media Revenue Mix Local Media: 34 million engaged viewers across the United States National Media: 190 million engaged consumers across media platforms 150M Digital unique visitors 100M Magazine readers 220M Social media followers 5B Digital video views 17 Broadcast TV stations 13 Stations in Top 50 markets 5 Duopoly markets #1 or 2 Late news ranking in most markets Phoenix Portland Las Vegas Kansas City St. Louis Flint Nashville Mobile Atlanta Greenville Hartford Springfield Revenue mix represents Fiscal 2021 9 months year to date for the period ending 3/31/21 4

What you’ll hear today 5 Post-transaction Meredith poised for growth and capital returns 1 2 3 4 5 Delivering results via audience scale, iconic brands and strong platforms Unlocking shareholder value through strategic Local Media Group sale Strategically evolving NMG to fast-growing digital ad & consumer revenues Optimizing legacy media businesses for profitability & cash flow

6 Strong execution through COVID pandemic 20% digital advertising growth, surpassing magazine advertising V% represents percent variance from the prior-year period. F represents favorable improvements greater than 100%. (1) A reconciliation of Adjusted EBITDA and net debt reduction to the most comparable GAAP measure is included at the end of this presentation. (2) Represents net debt reduction from June 30, 2020 to March 31, 2021 Key Drivers: 29% growth in licensing and digital consumer revenues $189 million record political advertising revenues Revenue………………………………………… Earnings from cont. operations……… Adjusted EBITDA¹…………………………… Cash flow from operating activities.. Net debt reduction¹ ²……………………… 2,260 270 559 338 351 $ +1% F 19% 85% 12% FY’21 YTD V% (March 31, ‘21)

Strategically evolving NMG to fast-growing digital ad & consumer revenues



Past Drivers
Subscription
Magazine Advertising
Direct Digital Ad Sales
Newsstand
Present Drivers
Content Commerce
Open Programmatic
Lead Acquisition
Third Party
Subscription
Digital Couponing
Magazine Advertising
Direct Digital Ad Sales
Affinity Marketing
Newsstand
Shop Marketplace
Video/Audio
Paid Products
Licensing
Digital
Magazine

7

8 FY’11 revenue profile $803¹ Magazine Digital $1,509¹ FY’21 revenue profile Digital Magazine Strategically evolving NMG to fast-growing digital ad & consumer revenues Revenue mix represents Fiscal 2011 and 2021 9 months year to date for periods ending 3/31/11 and 3/31/21

Unlocking shareholder value through strategic transformation Meredith’s Board of Directors has approved a transaction to sell its Local Media Group to Gray Television for $2.825 billion and spin out National Media Group as a standalone company 9 Attractive point in cycle to monetize the Local Media Group Compelling value with a multiple of 10.4x(1) reflects highly competitive process and high-quality broadcast assets 1 Tax efficient transaction Allows full proceeds to extinguish existing Meredith Corporation debt and excess to be paid to Meredith shareholders 2 Significantly improves financial strength Stronger capital profile enables investments in digital growth and shareholder returns with an initial targeted leverage of approximately 2x 3 National Media Group becomes Meredith Fully establishes Meredith as a multi-platform, consumer-focused, lifestyle media company with sharper focus and enhanced capacity to invest 5 (1) Based on the average of LMG’s Fiscal 2020/2021 Adjusted EBITDA Efficiently unlocks shareholder value Existing shareholders to receive cash consideration plus one-for-one equity in Meredith 4

Attractive financial profile

Last twelve months financials (Fiscal 4Q'20 thru 3Q'21)



~$2.0B
Digital(1)
Magazine(2)
Revenues(3)(4)
~$0.3B
Digital(1)
Magazine(2)
Adjusted EBITDA(3)(4)(5)

- Digitally focused Meredith with iconic assets well-positioned for growth
- Attractive capital structure and financial flexibility
- Revitalized capacity for investments and shareholder return

(1) Represents the approximate contribution of digital and licensing related activities.
(2) Represents approximate contribution of magazine related activities.
(3) These amounts are estimates and will likely differ, perhaps materially, from amounts ultimately allocated to SpinCo in "carve-out" (which will be subject to audit) or pro forma financial statements that may be presented in future public filings by Meredith or SpinCo.
(4) No adjustment is made for PeopleTV or MNI Targeted Media, which have historically been reported in the Local Media Group segment but are expected to go with SpinCo following the transactions.
(5) Reflects a combination of reported Adjusted EBITDA for the National Media Group and Corporate segments. For purposes of the split between Digital and Magazine, unallocated corporate Adjusted EBITDA has been allocated ratably based on Adjusted EBITDA for Digital and Magazine. A reconciliation of Adjusted EBITDA to the most comparable GAAP measure is included at the end of this presentation.

10

Meredith’s strategic focus and competitive advantage Engaged, scaled audience Multi-platform scale 150M monthly digital users and magazine subscribers Unrivaled reach 95% of American women, a buying force 40+ trusted brands shaping the cultural conversation and driving women to take action Proprietary platform & first party data Diversified revenue mix Innovative products and measurable results for advertising partners Rich data & purchase intent signals from billions of consumer engagements 1st party data at scale powered by proprietary platform and taxonomy Predictive insights powering product and content innovation for Meredith and clients Direct consumer revenue subscription, newsstand, ecommerce, & licensed product sales Performance marketing strategies driving $800 million in retail partner sales 11

Key takeaways 12 Post-transaction Meredith poised for growth and capital returns 1 2 3 4 5 Delivering results via audience scale, iconic brands and strong platforms Unlocking shareholder value through strategic Local Media Group sale Optimizing legacy media businesses for profitability & cash flow Strategically evolving NMG to fast-growing digital ad & consumer revenues

Appendix

Meredith Corporation Supplemental Disclosures regarding Non-GAAP Financial Measures 14 Nine months ended March 31, 2021 (in millions) Meredith Consolidated Results Net earnings 270$ Income tax expense 84 Interest expense, net 141 Non-operating income, net (8) Operating profit 486 Special items included in operating profit: Gain on the sale of businesses and assets (98) Integration and restructuring costs 23 Severance and related benefit costs 9 Other (2) Total special items included in operating profit (68) Operating profit before special items 419 Non-operating income, net 8 Special items included in non-operating income, net: Pension settlement 2 Gain on investment (4) Total special items included in non-operating income, net (2) Depreciation and amortization 134 Adjusted EBITDA 559$

Meredith Corporation Supplemental Disclosures regarding Non-GAAP Financial Measures 15 March 31, June 30, 2021 2020 $ % (in millions) Long-term debt outstanding¹ 2,792$ 3,045$ Less: cash and cash equivalents (231) (132) Net debt (non-GAAP) 2,562$ 2,913$ (351)$ (12)% Change Net Debt – The following table presents long-term debt as reported under GAAP and cash and cash equivalends also reported under GAAP. Net debt is a non-GAAP measure. Management's rationale for presenting non-GAAP measures is included in the text of this presentation.

Meredith Corporation Supplemental Disclosures regarding Non-GAAP Financial Measures 16 Trailing 12 months ended March 31, 2021 (in millions) Meredith Consolidated Results Net earnings 276$ Income tax expense 67 Interest expense, net 174 Non-operating income, net (8) Operating profit 509 Special items included in operating profit: Gain on the sale of businesses and assets (98) Integration and restructuring costs 16 Severance and related benefit costs 26 Other (4) Total special items included in operating profit (61) Operating profit before special items 449 Non-operating income, net 8 Special items included in non-operating income, net: Pension settlement 3 Gain on investment (4) Total special items included in non-operating income, net (1) Depreciation and amortization 184 Adjusted EBITDA 639 Less: LMG EBITDA 337 NMG and Corporate adjusted EBITDA 302$

Investor Update June 2021